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                                                                 EXHIBIT 10.2

                                                     EXECUTION COPY




                                  LETTER AGREEMENT (this "Letter Agreement")
                           made on this 30th day of July, 1998, by and among PATRIOT AMERICAN HOSPITALITY, INC., a Delaware corporation (the "REIT"), WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "OPCO", and together with the REIT, jointly and severally, the "Companies" and each a "Company"), and PAINEWEBBER FINANCIAL PRODUCTS INC. ("PaineWebber").

                  The purpose of this Letter Agreement is to confirm the satisfaction of certain obligations under the Purchase Price Adjustment Mechanism Agreement among REIT, OPCO and PaineWebber dated April 6, 1998 (the "PPAM Agreement").

                  NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the Companies and PaineWebber hereby agree as follows:

                  Section 1.01. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings given them in the PPAM Agreement.

                  Section 1.02. REPRESENTATIONS. The representations, warranties and covenants of the Companies in Section 4 of the Purchase Agreement, dated as of April 6, 1998 (the "Purchase Agreement"), among the Companies and PaineWebber are hereby incorporated by reference herein, and the Companies hereby so represent, warrant and covenant to PaineWebber. The provisions of Section 6 of the Purchase Agreement shall also be applicable to any Paired Shares delivered to PaineWebber under this Agreement.

                  Section 1.03. INTERIM SETTLEMENT. The Companies agree to deliver to PaineWebber Interim Settlement Shares for the Reset Date that occurred on June 30, 1998, PROVIDED, HOWEVER, that such Interim Settlement Shares need not be delivered pursuant to an effective registration statement covering any sale of such Interim Settlement Shares by PaineWebber, PROVIDED FURTHER that if such Interim Settlement Shares are not the subject of an effective registration statement covering all sales of such Interim Settlement Shares by PaineWebber by August 28, 1998, the Companies shall deliver cash collateral to PaineWebber on such date in an amount equal to the Interim Settlement Amount for the Reset Date that occurred on June 30, 1998. Any cash collateral delivered by the Companies to PaineWebber pursuant to this Section shall be subject to the provisions of Section 5.1 of the PPAM Agreement. PaineWebber acknowledges that the Companies' obligations to deliver Interim Settlement Shares to PaineWebber under Section 5.1 of the PPAM Agreement with respect to the Reset Date occurring on June 30, 1998, shall be satisfied upon the full performance by the

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Companies of all their respective obligations under this Letter Agreement.
For the avoidance of doubt, such satisfaction is only with respect to the obligations of the Companies arising with respect to the Reset Date occurring on June 30, 1998, and in no way affects the obligations of the Companies with respect to future Reset Dates.

                  Section 1.04. MISCELLANEOUS PROVISIONS. The representations, warranties and covenants of the Companies contained in
Section 6 and Section 7 of the PPAM Agreement are hereby incorporated by reference herein, and the Companies hereby so represent, warrant and covenant to PaineWebber.

                  Section 1.05. GOVERNING LAW AND JURISDICTION. This Letter Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine. With respect to any suit, action or proceeding relating to this Letter Agreement ("Proceedings"), each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

                  IN WITNESS WHEREOF, PaineWebber and the Companies have caused this Letter Agreement to be duly executed and delivered, as of the date first written above.

                                         PATRIOT AMERICAN HOSPITALITY, INC.,

                                         by  /s/
                                                --------------------------

                                         WYNDHAM INTERNATIONAL, INC.,

                                         by  /s/
                                                --------------------------

                                        PAINEWEBBER FINANCIAL PRODUCTS, INC.,

                                         by  /s/
                                                --------------------------